Filed pursuant to Rule 497(e)

Registration Nos. 333-227298; 811-23377

ZEGA Buy and Hedge ETF (ZHDG)

listed on NYSE Arca, Inc.

January 6, 2025

Supplement to the Summary Prospectus, Prospectus and

Statement of Additional Information (“SAI”),

each dated August 28, 2024,

Effective January 1, 2025, the Fund’s investment adviser, Tidal Investments LLC (the “Adviser”), has acquired the trading team previously employed by ZEGA Financial, LLC (“ZEGA”), the Fund’s sub-adviser.

In connection with this transaction, ZEGA will cease operations as a registered investment adviser and resign as a sub-adviser for the Fund. The Adviser will assume full management responsibilities for the Fund. Jay Pestrichelli, a key member of the Fund’s portfolio management team previously employed by ZEGA, will continue to serve as a portfolio manager for the Fund, now as an employee of the Adviser. There are no other portfolio manager changes for the Fund.

This transaction will not result in any changes to the Fund’s investment objective, principal investment strategies, or fees. The Fund will continue to be managed in accordance with its stated policies and objectives, ensuring continuity for Fund shareholders.

All references to “ZEGA” and the “Sub-Adviser” in the Summary Prospectus, Prospectus, and SAI are hereby updated to refer to the “Adviser.”

Please retain this Supplement for future reference.